UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2023
_____________________________________
Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 2555 Augustine Dr.
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	PSTG	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Pure Storage, Inc. ("Pure") held its annual meeting of stockholders via a live webcast (the "Annual Meeting"). At the Annual Meeting, Pure’s stockholders voted on four proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 5, 2023. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.    All three nominees for Class II director were elected to serve until Pure’s 2026 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Andrew Brown	234,722,256	11,561,302	37,519,080
John Colgrove	234,376,471	11,907,087	37,519,080
Roxanne Taylor	163,900,992	82,382,566	37,519,080

2.    Stockholders ratified the appointment of Deloitte & Touche LLP as Pure’s independent registered public accounting firm for the fiscal year ending February 4, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions
281,662,588	2,051,597	88,453

3.    Stockholders approved, on an advisory basis, the compensation of Pure’s named executive officers, as described in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
231,579,307	14,324,096	380,155	37,519,080

4.     Stockholders approved, on an advisory basis, that future advisory votes regarding the compensation of Pure’s named executive officers should be held every one year. The voting results were as follows:

One Year	Two Years	Three Years	Broker Non-Votes
243,846,814	136,420	2,166,127	37,653,277

In light of the voting results and other factors, Pure’s board of directors determined that the company will include a stockholder vote on the compensation of executives in its proxy materials every year until the next vote on the frequency of stockholder votes on the compensation of executives, which shall be no later than Pure's annual meeting of stockholders in 2029.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Nicole Armstrong
Nicole Armstrong
Chief Legal Officer and Corporate Secretary

June 20, 2023